================================================================================


Exhibit 32.1

                  CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
                   (SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of, Boulder Creek Explorations, Inc. (the "Company") on Form 10-QSB for the period ending January 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Puneet Sharan, President, Chief Executive Officer, Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 13, 2006

By:  /s/ Puneet Sharan
     --------------------------------------------------
     Puneet Sharan, President, Chief Executive Officer,
     Chief Financial Officer and Director























--------------------------------------------------------------------------------